UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 22, 2014
LSB Financial Corp.
(Exact Name of Registrant as Specified in Its Charter)

Indiana	0-25070	35-1934975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Main Street, Lafayette, Indiana		47901
(Address of Principal Executive Offices)		(Zip Code)

(765) 742-1064
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
On June 3, 2014, Old National Bancorp ("ONB") and LSB Financial Corp. ("LSB") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, LSB will merge with and into ONB whereupon the separate corporate existence of LSB will cease and ONB will survive (the "Merger"). In connection with the Merger, Lafayette Savings Bank, FSB, a federal savings bank and wholly owned subsidiary of LSB, will be merged with and into Old National Bank, a national banking association and wholly owned subsidiary of ONB, with Old National Bank as the surviving bank (the "Bank Merger"). The Merger Agreement is described in more detail in LSB's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on June 4, 2014.
On August 22, 2014, ONB received regulatory approval of the Merger from the Board of Governors of the Federal Reserve System. Old National Bank received regulatory approval of the Bank Merger from the Office of the Comptroller of the Currency on August 25, 2014. Subject to the approval of LSB's shareholders of the Merger and the satisfaction of other customary closing conditions, the Merger and the Bank Merger are expected to be completed on November 1, 2014.

Additional Information Regarding the ONB/LSB Transaction
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, ONB has filed with the SEC a Registration Statement on Form S-4 (Registration Statement No. 333-197258) that includes a Proxy Statement of LSB and a Prospectus of ONB, as well as other relevant documents concerning the proposed transaction. The SEC declared the Form S-4 Registration Statement effective on July 23, 2014. A definitive Proxy Statement/Prospectus was mailed to LSB shareholders on or about July 28, 2014. Shareholders are urged to read the Registration Statement and the definitive Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. A free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about ONB and LSB, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from ONB at www.oldnational.com under the tab "Investor Relations" and then under the heading "Financial Information" or from LSB by accessing LSB's website at www.lsbank.com under the tab "About" and then under the heading "Investor Relations."
ONB and LSB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LSB in connection with the proposed Merger. Information about the directors and executive officers of ONB is set forth in the proxy statement for ONB's 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2014. Information about the directors and executive officers of LSB is set forth in the proxy statement for LSB's 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive Proxy Statement/Prospectus regarding the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 26, 2014	LSB Financial Corp.

	By:	/s/ Mary Jo David
Mary Jo David, Treasurer (Principal Financial and Accounting Officer)